Fees Summary	Jan. 30, 2026 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	1,059,455.86
Total Transaction Valuation	7,671,657,207.00
Total Offset Amount	1,059,455.86
Net Fee	$ 0.00